Exhibit 99(o)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
	Reporting Period:	October 1, 2003 - October 31, 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ John J. Burke	January 7, 2003
Signature of Authorized Individual*	Date

John J. Burke	Vice President and Controller
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	October 1, 2003 - October 31, 2003

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) ..  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	GENERAL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	0.00	4,644.76			4,644.76		3,134.00

RECEIPTS
CASH SALES					0.00		0.00
ACCOUNTS RECEIVABLE					0.00		0.00
LOANS AND ADVANCES					0.00		0.00
SALE OF ASSETS					0.00		32,084.77
OTHER (ATTACH LIST)					0.00		0.00
TRANSFERS (FROM DIP ACCTS)					0.00		0.00
Transfer from TA		90,206.30			90,206.30		191,986.22
TOTAL RECEIPTS	0.00	90,206.30			90,206.30		224,070.99

DISBURSEMENTS
NET PAYROLL					0.00		0.00
PAYROLL TAXES					0.00		0.00
SALES, USE, & OTHER TAXES		90,206.30			90,206.30		329,443.44
INVENTORY PURCHASES					0.00		0.00
SECURED/ RENTAL/ LEASES					0.00		0.00
INSURANCE					0.00		0.00
ADMINISTRATIVE					0.00		0.00
SELLING					0.00		0.00
OTHER					0.00		1,842.59
Transfer to TA					0.00		58,000.00
OWNER DRAW *					0.00		0.00
TRANSFERS (TO DIP ACCTS)					0.00		0.00
Reconciling items Sub Acct					0.00		-18,009.39
PROFESSIONAL FEES					0.00		0.00
U.S. TRUSTEE QUARTERLY FEES					0.00		0.00
COURT COSTS					0.00		0.00
TOTAL DISBURSEMENTS	0.00	90,206.30			90,206.30		371,276.64
					0.00
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0.00	0.00			0.00		-147,205.65
					0.00
CASH - END OF MONTH	0.00	4,644.76			4,644.76		4,644.76

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	90,206.30
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	90,206.30

FORM MOR-1

(9/99)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	General		Tax	Other
	# 150080666095	#150095586569		#	#
BALANCE PER BOOKS	0.00	4,644.76

BANK BALANCE		7,173.67
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)		8,704.66	(A)
OTHER (ATTACH EXPLANATION)		6,175.75	(B)
ADJUSTED BANK BALANCE *	0.00	4,644.76

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

(A) Please see outstanding check listing.

(B) Reconciling items not cleared.

FORM MOR-1 (CON’T)

(9/99)

Chech #	Date

30020213	7/21/2003	33.74	MINNESOTA DEPARTMENT OF REVENU	ST. PAUL MN
30020221	7/21/2003	4,812.45	IOWA DEPARTMENT OF REVENUE	DES MOINES IA
30020222	7/21/2003	58.26	MINNESOTA DEPARTMENT OF REVENU	ST. PAUL MN
30020277	10/20/2003	3,493.64	COMPTROLLER OF PUBLIC ACCOUNTS
30020281	10/20/2003	92.00	MINNESOTA DEPARTMENT OF REVENU
30020283	10/20/2003	214.57	CITY & COUNTY OF DENVER

Total		8,704.66

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
	Reporting Period.:	October 1, 2003 - October 31, 2003

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues - Intercompany	755,983.16	4,725,326.37
Less: Returns and Allowances
Net Revenue	755,983.16	4,725,326.37
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold - Intercompany	7,814.41	701,362.34
Gross Profit	748,168.75	4,023,964.03
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Intercompany Management fees - Touch America, Inc.		2,668.93
Total Operating Expenses Before Depreciation	0.00	2,668.93
Depreciation/Depletion/Amortization	201,949.46	881,545.54
Net Profit (Loss) Before Other Income & Expenses	546,219.29	3,139,749.56
OTHER INCOME AND EXPENSES
Interest Income - Intercompany (Touch America, Inc.) (A)	48,771.56	219,918.97
Interest Expense
Other Expense (attach schedule)	223.12	669.36
Net Profit (Loss) Before Reorganization Items	594,767.73	3,358,999.17
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees	500.00	2,250.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	500.00	2,250.00
Income Taxes
Net Profit (Loss)	594,267.73	3,356,749.17

*“Insider” is defined in 11 U.S.C. Section 101(31).

(A)  Interest expense calculated for income tax purposes.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses
Sublease expense-Intercompany	223.12

Total	223.12
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	October 31, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	4,644.76	3,134.00
Restricted Cash and Cash Equivalents		0.00
Accounts Receivable (Net)	649,968.02	456,727.02
Accounts Receivable (Net) -additional prepetition receivables		5,634.00
Notes Receivable- Related	82,011,036.61	0.00
Accounts Receivable - Intercompany	324,892,296.88	401,531,272.31
Inventories		0.00
Prepaid Expenses (B)	1,554.87	41,874.87
Professional Retainers		0.00
Other Current Assets (attach schedule)		0.00
TOTAL CURRENT ASSETS	$407,559,501.14	$402,038,642.20
PROPERTY AND EQUIPMENT
Real Property and Improvements		0.00
Communications Equipment	25,254,396.30	25,254,396.30
Furniture, Fixtures and Office Equipment		0.00
Leasehold Improvements		0.00
Vehicles		0.00
Fiber Optic Network	6,460.33	6,460.33
Construction Work in Progress	30,053,095.22	30,326,043.61
Less Accumulated Depreciation	-12,210,227.72	-11,328,682.18
TOTAL PROPERTY & EQUIPMENT	$43,103,724.13	$44,258,218.06
OTHER ASSETS
Loans to Insiders*	$—	0.00
Other Assets (attach schedule)	0.00	0.00
TOTAL OTHER ASSETS	$—	$0.00

TOTAL ASSETS	$450,663,225.27	$446,296,860.26

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	4,091.87	0.00
Accounts Payable - Intercompany	243,006.31	0.00
Taxes Payable (refer to FORM MOR-4)	188,150.70	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Intercompany deferred revenue	-219,918.97	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	$215,329.91	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	13,867,443.23	13,867,443.23
Priority Debt	0.00	0.00
Unsecured Debt priority debt	629.29	629.29
Unsecured Debt - reconciling item (A)	46,717.33	2,848.69
Unsecured Debt - intercompany	493,640,828.72	493,640,828.72
Unsecured Debt	12,172,537.44	12,172,537.44
Unsecured Debt - additional prepetition activity (C)	1,874,546.02	945,969.05
Unsecured Debt - income taxes payable	-4,654,184.45	-4,654,184.45
Unsecured Debt - sales & use and other taxes	3,838,399.17	4,016,558.85
Unsecured Debt	0.00	0.00
Unsecured Debt - intercompany deferred revenue	10,960,284.61	10,960,284.61
TOTAL PRE-PETITION LIABILITIES	531,747,201.36	530,952,915.43

TOTAL LIABILITIES	$531,962,531.27	$530,952,915.43
OWNER EQUITY
Capital Stock	0.00	0.00
Additional Paid-In Capital	0.00	0.00
Partners’ Capital Account	0.00	0.00
Owner’s Equity Account	0.00	0.00
Retained Earnings - Pre-Petition	-84,656,055.17	-84,656,055.17
Retained Earnings - Postpetition	3,356,749.17	0.00
Adjustments to Owner Equity (attach schedule)	0.00	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00	0.00
NET OWNER EQUITY	$(81,299,306.00)	$(84,656,055.17)

TOTAL LIABILITIES AND OWNERS’ EQUITY	450,663,225.27	446,296,860.26

*“Insider” is defined in 11 U.S.C. Section 101(31).

(A)-Reconciling amount for uncleared items. No specific creditor identified.

(B) Original prepetition amount was reported as $45,375, which included vendor payments of $3,500 which have no value.

(C) These amounts represent pre-petition liabilities which were not included on the Initial Bankruptcy Schedules as filed.  $945,969.05 represents accrual estimates with no specific creditors, $928,576.97 is vendor specific invoices which were recorded in September, and $32,084.77 represents uncleared checks which were canceled and reclassified as accounts payable.

FORM MOR-3

(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 (CON’T)

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	October 1, 2003 - October 31, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	—	—	—			—
FICA-Employee	—	—	—			—
FICA-Employer	—	—	—			—
Unemployment	—	—	—			—
Income	—	—	—			—
Other:	—
Total Federal Taxes	—	—	—			—
State and Local
Withholding	—	—	—			—
Sales and Use Taxes including Telecon Trans	218,159.96	60,196.99	90,206.30			188,150.65	(A)
Excise	—
Unemployment	—	—	—			—
Real Property	—
Personal Property	—
Other: CO OCCUPATIONAL TAX	—	—	—			—
Total State and Local	218,159.96	60,196.99	90,206.30			188,150.65
Total Taxes	218,159.96	60,196.99	90,206.30			188,150.65

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	500.00	182.74	14.57	2,779.61	614.95	4,091.87
Wages Payable	0.00	0.00	0.00	0.00	0.00	0.00
Taxes Payable	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases-Building	0.00	0.00	0.00	0.00	0.00	0.00
Land - Easement	0.00	0.00	0.00	0.00	0.00	0.00
Secured Debt/Adequate Protection Payments	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees	0.00	0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders*	0.00	0.00	0.00	0.00	0.00	0.00
Other:
Other:
Total Postpetition Debts	500.00	182.74	14.57	2,779.61	614.95	4,091.87

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Touch America Purchasing will pay the past due amounts if there is not a problem with the invoice.

(A) This represents tax accruals for numerous taxing jurisdictions.

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	October 31, 2003

Description	Account	Doc.no.	Doc. type	Pstg. date	Amount

Nevada State Sales and Use Tax	252100	10001125	PP	20031022	6,557.00
Wyoming State Sales and Use Tax	252100	10001127	PP	20031022	42,430.64
North Dakota State Sales and Use Tax	252100	10001129	PP	20031022	673.03
Texas State Sales and Use Tax	252100	10001116	PP	20031020	3,493.64
Washington State Sales and Use Tax	252100	10001117	PP	20031020	5,838.83
Illinios State Sales and Use Tax	252100	10001118	PP	20031020	1,691.69
Idaho State Sales and Use Tax	252100	10001119	PP	20031020	1,018.93
California State Sales and Use Tax	252100	10001126	PP	20031022	12,141.00
Colorado State Sales and Use Tax	252100	10001120	PP	20031020	5,866.00
Denver Sales/Use Tax	252100	10001121	PP	20031020	214.57
City of Golden Colorado Sale Tax	252100	10001122	PP	20031020	31.16
Minnesota State Sales and Use Tax	252100	10001123	PP	20031020	92.00
Iowa Sales/Use Tax	252100	10001124	PP	20031020	474.96
Utah State Sales and Use Tax	252100	10001128	PP	20031022	9,682.85
					90,206.30

TOUCH AMERICA PURCHASING COMPANY, LLC UNPAID POSTPETITION DEBTS (INVOICE)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	October 1, 2003 - October 31, 2003

VEN #	VENDOR NAME	AMOUNT	INVOICE DATE	CURRENT	1-30	31-60	61-90	OVER 90

110980	ADESTA COMMUNICATIONS	2,141.00	7/14/2003	0.00	0.00	0.00	2,141.00	0.00
100058	FEDERAL EXPRESS CORP	14.57	8/4/2003	0.00	0.00	14.57	0.00	0.00
109404	HISTORICAL RESEARCH ASSOCIATES, INC	614.95	6/30/2003	0.00	0.00	0.00	0.00	614.95
112231	SPIRENT	500	7/21/2003	0.00	0.00	0.00	500.00	0.00
112905	WASHINGTON STATE DEPT.OF TRANSPORTA	138.61	7/10/2003	0.00	0.00	0.00	138.61	0.00
112905	WASHINGTON STATE DEPT.OF TRANSPORTA	182.74	9/16/2003	0.00	182.74	0.00	0.00	0.00
	U S Trustee Fee (accrual)	500.00		500.00

		4,091.87		500.00	182.74	14.57	2,779.61	614.95

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
	Reporting Period:	October 1, 2003 - October 31, 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	649,968.02
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	649,968.02

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	649,968.02
Total Accounts Receivable	649,968.02
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	649,968.02

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5

(9/99)